PPT-098-InvMeeting EXCO Resources, Inc. Deutsche Bank 2009 Energy, Utilities and Power Conference May 28, 2009 Exhibit 99.1

EXCO Resources, Inc.

PPT-098-InvMeeting
Forward Looking Statements
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-
looking statements relate to, among other things, the following:
•
our future financial and operating performance and results;
•
our business strategy;
•
market prices;
•
our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information.
We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in prices of oil and natural gas;
•
imports of foreign oil and natural gas, including liquefied natural gas;
• future capital requirements and availability of financing;
•
continued disruption of credit and capital markets and the ability of financial institutions to honor their commitments;
•
estimates of reserves and economic assumptions;
•
geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana;
• risks associated with operation of natural gas pipelines and gathering systems;
•
discovery, acquisition, development and replacement of oil and natural gas reserves;
•
cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• developments in oil-producing and natural gas-producing countries;
• title to our properties;
• competition;
• litigation;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases;
•  receipt and collectibility of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• events similar to those of September 11, 2001;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
• our ability to effectively integrate companies and properties that we acquire.

EXCO Resources, Inc.

PPT-098-InvMeeting
Forward Looking Statements (continued)
We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.
Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets.  Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results.  Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital.  Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatilee.
The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  We use the terms “probable”, “possible”, “potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.  While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual
Report on Form 10-K for the year ended December 31, 2008 which is available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

EXCO Resources, Inc.

PPT-098-InvMeeting
Company Overview
Significant shale upside with a solid base of conventional assets
•
2.3 Tcfe of Proved Reserves
– 405 Mmcfe/d of production, reserve life of 15.2 years and over 70% Proved Developed
– Only 65 Bcfe of shale assets booked as proved
•
Significant Unproved Upside
– 4.2 Tcfe of probable and possible reserves
– 10.6 – 16.9 Tcfe of potential reserves
– 9,000 shale locations
– 9,500 low-risk development locations
– 1.8 million net acres
•
85,000-net-acres-in-the-Haynesville-play
•
360,000-net-acres-in-the-Marcellus-play
•
Successfully shifted focus from acquisitions to developing shale acreage
– Haynesville production is over 90 Mmcf/d gross in less than a year

Major Areas/Basins
Major Oil and Gas Fields
Wyoming
Nebraska
Colorado
Kansas
New Mexico
Oklahoma
Texas
Louisiana
Ohio
Pennsylvania
Kentucky
West
Virginia

EXCO Resources, Inc.

PPT-098-InvMeeting
<0.1 Tcfe Proved
<0.1 Tcfe 3P
1.1
Tcfe
3P+
2 Mmcfe/d
Proved Reserves = 2.3 Tcfe 3P Reserves = 6.5 Tcfe
3P+ Reserves = 17.1 – 23.4 Tcfe Current Production = 405 Mmcfe/d
Rockies
0.1 Tcfe Proved
0.2 Tcfe 3P
0.5 Tcfe 3P+
30 Mmcfe/d
Permian Basin
0.5 Tcfe Proved
1.0 Tcfe 3P
7.9 – 12.9 Tcfe 3P+
55 Mmcfe/d
Appalachia
0.4 Tcfe Proved
0.5 Tcfe 3P
0.6 Tcfe 3P+
63 Mmcfe/d
Mid-Continent
1.2 Tcfe Proved
4.8 Tcfe 3P
7.0 – 8.2 Tcfe 3P+
255 Mmcfe/d
East Texas / North Louisiana
Reserve Base
Our focus areas contain between 17 and 23 Tcfe of reserves

Harrison
Bossier
Caddo
Panola
De Soto
0 miles 10
EXCO Acreage
Competitor Horizontal Well IPs
EXCO Horizontal Well IPs
EXCO
ETX / NLA DIVISION

EXCO Resources, Inc.

PPT-098-InvMeeting
EXCO Operated Haynesville Horizontal Activity
Production exceeds 90 Mmcf/d gross, 50 Mmcf/d net
EXCO Oden 30H #6
22.9 Mmcf/d IP
EXCO Lattin 24 #4
24.2 Mmcf/d IP
EXCO Sammo 18 #5
21.4 Mmcf/d IP
EXCO Sharp 1 #1
8.6 Mmcf/d IP
EXCO Cook 28 #1
24.9 Mmcf/d IP
EXCO Moran 27 #6
26.1 Mmcf/d IP
DeSoto Parish:
• Average IP rate of 23.9 Mmcf/d
• IP range of 21.4 – 26.1 Mmcf/d
Significant Operational
Efficiencies:
• Drilling days down to 45-50 days
from 70-75 days
• Completion costs down 25%
Drilling Activity:
• Four operated horizontal rigs
• Adding three more mid year
• One spudder rig and one non-
operated rig
Upside:
• Nearly 1,000 drilling locations
• 4.5 Tcfe of potential on 85,000 net
acres

EXCO Resources, Inc.

PPT-098-InvMeeting
EXCO Operated Haynesville Horizontals
DeSoto Parish, LA
0
5,000
10,000
15,000
20,000
25,000
30,000
0 30 60 90 120
Days on Production
0
5
10
15
20
25
30
Oden 30 H-6 Lattin 24-4 Sammo Partnership 18-5 Moran 27-6 Average Type curve Well Count
Haynesville Horizontal Type Curve
Consistent results outperforming original estimate
Average production from EXCO’s
first four DeSoto Parish horizontals
Original 6 – 8 Bcf type curve

EXCO Resources, Inc.

PPT-098-InvMeeting
Haynesville Shale Operated Completion Schedule
(1)
DeSoto Parish Activity
(1) Completion schedule for DeSoto Parish wells only; completed one Caddo Parish well in April 2009 with an IP rate of 8.6 Mmcf/d
(2) Two of the five second quarter wells have been completed as of May 2, 2009
• As of May 2, 2009, we have six operated horizontal Haynesville wells flowing to sales; expect to complete 16 more operated wells by year end 2009
IP Rates Average
Quarter Completions (Mmcf/d) WI
4Q 2008 1 22.9 100%
1Q 2009 2 21.4 & 24.2 97%
2Q 2009
(2)
5 24.9 & 26.1 ~64%
3Q 2009 7 TBD ~56%
4Q 2009 6 TBD ~55%

EXCO Resources, Inc.

PPT-098-InvMeeting
ETX/NLA Midstream Activity
Strategic assets allow for timely well hookups
•
Coordination between Midstream operations and E&P
– All EXCO Haynesville wells have tested to sales
– No wells waiting on pipeline
•
Legacy Assets
– Strong demand for access due to industry Haynesville activity
– First quarter revenue volumes averaged 580 Mmcf/d
•
Haynesville Header Project
– 36” pipeline header and associated treating facilities
– Connections to at least four major 3rd party systems
– Initial capacity of 500 Mmcf/d, expandable to 1.2 Bcf/d
– Projecting 15% - 20% cost savings due to lower construction and steel costs
•
Secured 300 Mmcf/d of firm transportation
– Continue to work on additional firm transportation

MARION
CADDO
BOSSIER
WEBSTER
UNION
SHUR
LINCOLN
GREGG
HARRISON
RUSK
PANOLA
DESOTO
RED RIVER
BIENVILLE
JACKSON
WOODLAWN SYSTEM
JONESVILLE SYSTEM
KILGORE SYSTEM
ROJO SYSTEM
HOLLY SYSTEM
VERNON SYSTEM
SHREVEPORT
HAYNESVILLE 36" PHASE III EXPANSION
HAYNESVILLE 36" HEADER
REGENCY 36"
REGENCY 42"
STATE OF TEXAS
STATE OF LOUISIANA
HAYNESVILLE 36" PHASE II EXPANSION
20
49
AREA SHOWN
TEXAS
LOUISIANA
PIPE LEGEND
TGG PHASE I
HAYNESVILLE 36" HEADER SYSTEM
TGG PROPOSED
PHASE II 36" EXPANSION
TGG PROPOSED
PHASE III 36" EXPANSION
TALCO
TGG
ATMOS
CENTERPOINT
CROSSTEX
ENBRIDGE
ENERGY TRANSFER
ET TIGER PROPOSED
GULF SOUTH
NGPL
REGENCY
REGENCY PROPOSED
SNG
TET
TGT
VALERO

EXCO Resources, Inc. 10 PPT-098-InvMeeting Midstream East Texas/North Louisiana – Positioned for Growth

EXCO Resources, Inc.

PPT-098-InvMeeting
Marcellus Shale
•
Our plans to exploit our 360,000 net acres, which contain an estimated
7 - 12 Tcfe of resources include:
– Drill three horizontals and two vertical wells in 2009
– Add new build rig later in 2009
– Implement active development program in 2010
•
Now completing two horizontal wells in northern West Virginia;
– One 2,700’ lateral (7 frac stages)
– One 1,600’ lateral (4 frac stages)
•
Focus is to integrate our 2008-2009 Marcellus well and seismic data to high grade for a 2010 development program and delineate our
remaining acreage blocks using our updated geological model

NY
PA
NJ
MD
WV
DE
LOPATOFSKY #1
SKYLINE #2H
SKYLINE #1H
SNYDER #1
LITKE #1H
LITKE #2H
BONSALL #7
FLICK #5
ISEMAN #1H
EVANICK #6
BLOSE #1
WENTZ #3H
WENTZ #4H

EXCO Resources, Inc. 12 PPT-098-InvMeeting Operational Highlights Marcellus Shale Activity 2009 EXCO Planned Well 2008 EXCO Drilled Well

EXCO Resources, Inc.

PPT-098-InvMeeting
2009 Focus
•
Focus on opportunities that provide growth and strong returns
– Continue delineating and developing Haynesville shale
– High-grade Marcellus program in preparation for 2010 development
– Limit non-shale drilling to satisfy certain drilling and acreage commitments
– Expand Midstream in East Texas / North Louisiana
•
Manage spending in low commodity price environment, while protecting our acreage and reserves position and meeting our commitments
•
Initiated asset divestiture program across all divisions
– Approximately 350 Bcfe of proved reserves
– Production of approximately 65 Mmcfe/d
– Have opened four data rooms
– $21 million of proceeds received to date, other transactions pending

EXCO Resources, Inc.

PPT-098-InvMeeting
Liquidity and Financial Position
(1) Excludes unamortized bond premium
(2) Due January 15, 2010.  LIBOR plus 6% with LIBOR floor of 4%
(3) Reaffirmed as of April 17, 2009
(4) Net of $4.8 million in letters of credit at March 31, 2009 and May 1, 2009
(dollars in thousands) March 31, 2009 May 1, 2009
Cash $ 45,508 $ 74,667
Bank debt (LIBOR + 175 - 250bps) $ 2,302,399 $ 2,297,159
444,720 444,720
Senior unsecured term loan  (10%)
          300,000           300,000
     Total debt $ 3,047,119 $ 3,041,879
Borrowing base $ 2,475,000 $ 2,475,000
Unused borrowing base $ 167,849 $ 173,089
Unused borrowing base plus cash $ 213,357 $  247,756
• $2.475 billion combined borrowing base reaffirmed on April 17, 2009
• $700 million of interest rate swaps at an average LIBOR rate of 2.66%
(4)
(4)
(3)
(2)
Senior notes (7
1
/
4
%)
(1)

EXCO Resources, Inc.

PPT-098-InvMeeting
Current Derivatives Position
March 31, 2009
(1) Based on 2009 production guidance
• Total of 189 Bcfe hedged at $8.86 per Mcfe
• Received cash settlements of $98 million in Q1 2009
• Plan to maintain a three year rolling hedge program
• $700 million of interest rate swaps at an average LIBOR rate of 2.66%
• Also have PEPL basis swaps for the remainder of 2009; 2,750 Mmbtu swapped at NYMEX minus $1.10
NYMEX Contract Contract Contract
  natural gas price per NYMEX oil price per Percent price per
(in thousands, except price) Mmbtu Mmbtu Bbls Bbl
hedged
(1)
Equivalent
Q2 2009 25,080        8.15 $         394            80.64 $       74% 8.61 $
Q3 2009 25,290        8.15           398            80.66          73% 8.61
Q4 2009 25,290        8.18           398            80.66          72% 8.63
2010 66,298        7.62           1,568          104.64        49% 8.84
2011 12,775        7.48           1,095          112.99        13% 11.34
2012 5,490          5.91           92              109.30        4% 7.03
2013 5,475          5.99           -             -             4% 5.99
    Total 165,698      7.75 $         3,945          99.83 $       8.86 $

EXCO Resources, Inc.

PPT-098-InvMeeting
Net Asset Value Summary
In millions, except per share and per unit
$8 Gas & $80
Oil
NYMEX
Strip Pricing
Proved Reserves:
     Proved Developed – 1.6 Tcfe at $3.50 and $2.50 per Mcfe $5,600 $4,000
     Proved Undeveloped – 0.7 Tcfe at $1.00 and $0.35 per Mcfe 700 245
Total Proved – 2.3 Tcfe at $2.74 and $1.85 per Mcfe 6,300 4,245
Probable and Possible Reserves – 4.2 Tcfe at $0.50 and $0.20 per Mcfe 2,100 840
Midstream Assets 500 500
Hedges 100 506

Total Asset Value $9,000 $6,091

Less:
Net Long-term Debt 2,967 2,967
Equity Value $6,033 $3,124

Fully Diluted Shares 214 214

NAV per Share
Potential Upside Value Per Share
11.9 Tcfe
(1)
at $0.20 and $0.10 per Mcfe
NAV per Share with Potential
$28.19
$11.12
$39.31
$14.60
$5.56
$20.16
(1) Midpoint of estimated shale potential reserves

EXCO Resources, Inc.

PPT-098-InvMeeting
Summary
• Long life production generating stable cash flow
• Strong position in two prolific shale plays
• Strategic ownership of midstream assets to enhance
takeaway ability
• Very well hedged in current environment
• Expect to generate free cash for debt reduction

EXCO Resources, Inc.

PPT-098-InvMeeting
Quarter Highlights
Reported strong results despite market conditions
• Achieved daily production record of 404 Mmcfe/d for the first quarter 2009
• Continued to see excellent results in DeSoto Parish, Louisiana during the first quarter; completed two operated horizontal Haynesville wells with IP rates in excess of 21 Mmcf/d; one non operated well completed
• Spud seven operated horizontal wells and two non operated horizontal wells during the quarter; remain on schedule to spud 34 Haynesville horizontals (27 operated) during 2009
• Progressing with planned construction of 36’’ Haynesville header system; have committed to 300 Mmcf/d of transportation on planned third party pipeline
(in thousands, except per share and production) Amount Per Share Amount Per Share Amount Per Share
Oil and natural gas revenues 172,208 $       324,843 $       248,840 $
Cash settlements on oil and natural gas derivatives 98,429 $         3,015 $          48,803 $
Adjusted net income available to common shareholders
(1)
39,770 $         $    0.19
(4)
29,685 $         $   0.28
(4)
27,512 $         $    0.13
(4)
Adjusted EBITDA
(1)
195,288 $       254,015 $       212,468 $
Cash flow from operations
(1)(2)
165,128 $       $    0.78
(4)
222,063 $       $   1.05
(4)
175,770 $       $    0.83
(4)
Average daily production – Mmcfe/d 404 386 403
Midstream operating profit
(3)
6,545 $          7,117 $          8,015 $
Q1 2009 Q1 2008 Q4 2008
(1) Non-GAAP measure, please see the Investor Relations section of our website (www.excoresources.com) under the tab Non-GAAP reconciliations
(2) Cash flow from operations before changes in working capital and including settlements of derivative financial instruments with a financing element
(3) Includes intercompany items
(4) Calculated using the following outstanding shares:
(shares in thousands) Q1 2009 Q1 2008 Q4 2008
Adjusted net income available to common shareholders 210,995 106,475 210,944
Cash flow from operations 210,995 211,738 210,944

EXCO Resources, Inc.

PPT-098-InvMeeting
Capital Forecast
(dollars in millions)
Approved
2009 Budget
Current
Forecast
East Texas/North Louisiana $    284 $    284 -
Appalachia     65     56 (9)
Mid-Continent 31 7 (24)
Permian/Rockies          36          12     (24)
Midstream 141 118 (23)
Corporate and other          25          23      (2)
Total capital budget $    582 $    500 (82)
• $82 million reduction from original forecast realized through a decrease in drilling activity, drilling and completion cost savings, and lower construction and steel costs for Midstream projects

EXCO Resources, Inc.

PPT-098-InvMeeting
Quarterly 2009 Guidance
(1) Does not include intercompany items. Gross midstream income is expected to be $40 million to $50 million for the full year
(2) 2009 estimates based on NYMEX $55.00 oil and $4.15 natural gas for the remaining three quarters
Q1 2009
(dollars in thousands, except per unit amounts) Actual Low High Low High Low High Low High
Production:
Oil - Mbbls 527 491 504 497 509 503 527 2,018 2,067
Gas - Mmcf 33,184 33,900 34,700 34,300 35,100 34,700 36,400 136,084 139,384
Mmcfe 36,346 36,900 37,800 37,300 38,200 37,700 39,600 148,246 151,946
Per day - Mmcfe 404 405 415 405 415 410 430 406 416
Differentials to NYMEX:
Oil per Bbl (5.71) $        (3.75) $        (3.50) $        (3.75) $        (3.50) $        (3.75) $        (3.50) $        (4.26) $        (4.06) $
Gas per Mcf 94.0% 94.0% 99.0% 94.0% 99.0% 94.0% 99.0% 94.0% 97.8%
Lease operating expense 39,989 $      36,500 $      40,500 $      34,500 $      39,500 $      33,500 $      38,500 $      144,490 $    158,490 $
Stock based compensation - LOE 697 $          600 $          1,000 $        600 $          1,000 $        600 $          1,000 $        2,500 $        3,700 $
Gathering expense - per Mcfe 0.11 $         0.08 $         0.12 $         0.08 $         0.12 $         0.08 $         0.12 $         0.09 $         0.12 $
Production tax rate 7.2% 6.5% 7.5% 6.5% 7.5% 6.5% 7.5% 6.7% 7.4%
Other income 427 $          250 $          500 $          250 $          500 $          250 $          500 $          1,180 $        1,930 $
Midstream revenue 17,013 $      18,000 $      20,000 $      21,000 $      25,000 $      21,000 $      25,000 $      77,010 $      87,010 $
Midstream expense 18,450 $      19,500 $      18,500 $      19,500 $      19,500 $      19,500 $      19,500 $      76,950 $      75,950 $
Midstream income
(1)
(1,437) $       (1,500) $       1,500 $        1,500 $        5,500 $        1,500 $        5,500 $        60 $            11,060 $
Depletion rate per Mcfe 2.06 $         1.35 $         1.45 $         1.35 $         1.45 $         1.35 $         1.45 $         1.52 $         1.60 $
Depreciation rate per Mcfe 0.19 $         0.15 $         0.25 $         0.15 $         0.25 $         0.15 $         0.25 $         0.16 $         0.24 $
Asset retirement obligation 2,071 $        2,100 $        2,350 $        2,100 $        2,350 $        2,100 $        2,350 $        8,370 $        9,120 $
Cash G&A 18,021 $      19,000 $      21,000 $      19,000 $      21,000 $      19,000 $      21,000 $      75,020 $      81,020 $
Non-cash stock comp 2,526 $        2,750 $        3,250 $        2,750 $        3,250 $        3,750 $        5,250 $        11,780 $      14,280 $
Interest expense - cash 30,161 $      33,000 $      35,000 $      33,000 $      35,000 $      33,000 $      35,000 $      129,160 $    135,160 $
Interest expense - non-cash 11,757 $      12,000 $      15,000 $      12,000 $      15,000 $      12,000 $      15,000 $      47,760 $      56,760 $
Tax rate 40% 40% 40% 40% 40% 40% 40% 40% 40%
Cash tax rate 0% 0% 0% 0% 0% 0% 0% 0% 0%
CAPEX 152,000 $    110,000 $    130,000 $    110,000 $    130,000 $    100,000 $    120,000 $    472,000 $    532,000 $
Fully diluted shares outstanding 210,995 211,500 212,500 212,000 213,000 212,500 213,500 211,800 212,500
Adjusted EBITDA at midpoint
(2)
195,288 $
2009E
$ 817,200
Q4 2009E
$ 200,400 $ 208,000 $ 213,500
Q2 2009E Q3 2009E